UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Separation and Distribution Agreement Overview

On April 14, 2021, Dell Technologies Inc. (“Dell” or the “Company”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with VMware, Inc., a Delaware corporation, in which the Company owns a majority equity stake (“VMware”).

Subject to the terms and conditions set forth in the Separation and Distribution Agreement, the businesses of VMware will be separated from the remaining businesses of the Company through a series of transactions that will result in the pre-transaction stockholders of the Company owning shares in two, separate public companies—(1) VMware, which will own the businesses of VMware and VMware subsidiaries and (2) the Company, which will own the Company’s other businesses and subsidiaries.

Subject to the terms and conditions set forth in the Separation and Distribution Agreement, each of VMW Holdco LLC, EMC Corporation and EMC Equity Assets LLC, each a wholly-owned subsidiary of the Company (collectively, the “EMC Entities”), shall distribute its outstanding shares of VMware Class A Common Stock and VMware Class B Common Stock (collectively, the “VMware Common Stock”) to Dell Inc., a wholly-owned subsidiary of the Company (“Dell Sub” and such distribution, the “Internal Distribution”). Following such Internal Distribution, and subject to the satisfaction of the conditions to payment described below, VMware will pay a cash dividend, pro rata, to each of the holders of VMware Common Stock in an aggregate amount equal to an amount to be mutually agreed by the Company and VMware between $11.5 billion and $12 billion (the “VMware Special Dividend”). Immediately following the payment of the VMware Special Dividend, the separation of VMware from the Company will occur, including through the termination or settlement of certain intercompany accounts and intercompany contracts and the other transactions further described in the Separation and Distribution Agreement and the ancillary agreements contemplated therein (the “Ancillary Agreements” and such transactions contemplated by the Separation and Distribution Agreement and the Ancillary Agreements, the “Separation”). Immediately following the receipt by Dell Sub of its pro rata portion of the VMware Special Dividend and concurrently with the consummation of the Separation, (1) Dell Sub shall distribute all of the shares of VMware Common Stock to Denali Intermediate Inc., a wholly-owned subsidiary of the Company, (2) Denali

Intermediate Inc. shall distribute all of the shares of VMware Common Stock to the Company, and (3) the Company shall consummate the distribution by distributing all of the issued and outstanding shares of VMware Common Stock then owned by the Company to the holders of record of shares of the Company as of the record date determined pursuant to the Separation and Distribution Agreement (the “Distribution Record Date”) on a pro rata basis (the “Distribution”). Immediately following, and automatically as a result of, the Distribution, and prior to receipt thereof by the Company’s stockholders, each share of VMware Class B Common Stock shall automatically convert into one fully paid and non-assessable share of VMware Class A Common Stock in accordance with clause (vi)(k) of Section C of Article IV of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of VMware attached as Exhibit A to the Separation and Distribution Agreement (the “Conversion” and together with the Distribution, the Separation, the Internal Distribution, the payment of the VMware Special Dividend and the other transactions contemplated by the Separation and Distribution Agreement, the “Transactions”). As a result of the Transactions, each holder of record of shares of the Company as of the Distribution Record Date shall hold a pro rata portion of the VMware Class A Common Stock distributed in the Distribution. Following the Transactions, the VMware Class A Common Stock will be the sole class of outstanding VMware Common Stock.

Conditions to the Transactions

The obligation of each of the Company and VMware to complete the Transactions is subject to a number of conditions, including, among other things: receipt of opinions from independent firms regarding surplus and solvency matters; receipt of certain opinions by the Company concerning the federal income tax treatment of the Transactions; receipt of a private letter ruling from the Internal Revenue Service (“IRS”) concerning the federal tax treatment of the Transactions; absence of legal restraints that prohibit, enjoin or make illegal the consummation of the Transactions; absence of pending litigation that would reasonably be expected to prohibit, impair or materially delay the ability of the Company or VMware to consummate the Transactions on the terms contemplated by the Separation and Distribution Agreement or that seeks material damages or another material remedy in connection with the Separation and Distribution Agreement or the Transactions; satisfaction of the Additional Dividend Conditions (as defined in the Separation and Distribution Agreement); NYSE listing approval; and accuracy of representations and warranties and compliance with covenants, subject to certain materiality standards. In addition, the payment of the VMware Special Dividend is further conditioned upon (i) the absence of a VMware Material Adverse Effect (as defined in the Separation and Distribution Agreement) prior to declaration of the VMware Special Dividend and (ii) VMware having an investment grade credit rating (as further described in the Separation and Distribution Agreement).

Other Terms of the Separation and Distribution Agreement

Either the Company or VMware may terminate the Separation and Distribution Agreement if:

•	The Transactions are not completed on or before January 28, 2022;

•	A court or other governmental entity issues a final and non-appealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Transaction; or

•

The other party breaches certain of its representations, warranties, covenants or other agreements in the Separation and Distribution Agreement in a way that would entitle the party seeking to terminate the agreement not to consummate the Transactions, subject to certain cure rights.

In connection with the Transactions, the Amended and Restated Certificate of Incorporation of VMware will be amended to provide that Dell will be able to contingently convert its shares of VMware Class B Common Stock to VMware Class A Common Stock, the Conversion becoming effective immediately following, and automatically as a result of, the Distribution. The Company has caused to be executed a written consent approving such amendment to the Amended and Restated Certificate of Incorporation of VMware.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Commercial Framework Agreement

In connection with and upon consummation of the Transactions, the Company and VMware will enter into a Commercial Framework Agreement in the form attached as Exhibit K to the Separation and Distribution Agreement (the “CFA”). The CFA provides a framework under which the Company and

VMware can continue their strategic commercial relationship post-transaction, particularly with respect to projects mutually agreed by the parties as having the potential to accelerate the growth of an industry, product, service, or platform that may provide one or both parties with a strategic market opportunity. The CFA will have an initial term of five years, with automatic one-year renewals occurring annually thereafter. VMware may terminate various obligations under the CFA and statements of work entered into with the Company in the event that the Company fails to achieve certain bookings targets (as further described in the CFA), and either of the parties may terminate the CFA in the event of a material breach by the other party.

Item 7.01	Regulation FD.

On April 14, 2021, the Company issued a press release announcing its entry into the Separation and Distribution Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1 to this report, is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Cautionary Statement Regarding Forward Looking Statements

This current report and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to Dell or its management are intended to identify these forward-looking statements. All statements by Dell regarding the expected timing, completion and effects of the proposed transaction and similar matters are forward-looking statements. The expectations expressed or implied in these forward-looking statements may not turn out to be correct. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Dell may not be able to complete the proposed transaction on the contemplated terms or other acceptable terms or at all because of a number of factors, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement governing the proposed transaction, the failure to obtain adequate financing sources for the VMware Special Dividend, the failure of VMware to satisfy certain rating agency criteria, the effect of the announcement of the transaction on Dell’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, and other risks, uncertainties, and other factors that could affect Dell’s results in future periods, including, but not limited to, the following: the effects of the COVID-19 pandemic; competitive pressures; Dell’s reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell’s ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell’s execution of its growth, business, and acquisition strategies; the success of Dell’s cost efficiency measures; Dell’s ability to manage solutions and products and services transitions in an effective manner; Dell’s ability to deliver high-quality products, software, and services; cyber-attacks or other data security incidents; Dell’s foreign operations and ability to generate substantial non-U.S. net revenue; Dell’s product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell’s or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell’s financial services activities; counterparty default risks; the loss by Dell of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell of government contracts; Dell’s ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell’s infrastructure; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; compliance requirements of changing environmental and safety laws or other laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; Dell’s dependence on the services of Michael Dell and key employees; Dell’s level of indebtedness; and the impact of the financial performance of VMware.

This list of risks, uncertainties, and other factors is not complete. Dell discusses some of these matters more fully, as well as certain risk factors that could affect Dell’s business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell’s annual report on Form 10-K for the fiscal year ended January 29, 2021, quarterly reports on Form 10-Q, and current reports on Form 8-K. Any or all forward-looking statements Dell makes may turn out to be wrong and can be affected by inaccurate assumptions Dell might make or by known or unknown risks, uncertainties, and other factors, including those identified in this current report. Accordingly, you should not place undue reliance on the forward-looking statements made in this current report, which speak only as of its date. Dell does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

2.1*	Separation and Distribution Agreement, dated as April 14, 2021 by and between Dell Technologies Inc. and VMware, Inc.

99.1	Press Release, dated April 14, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain schedules and exhibits to the Separation and Distribution Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule and/or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2021	Dell Technologies Inc.

	By:	/s/ Robert L. Potts
Robert L. Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)